UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    July 25, 2006
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                        TUMBLEWEED COMMUNICATIONS CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                    000-26223                94-3336053
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)


  700 Saginaw Drive, Redwood City, California                    94063
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   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code      (650) 216-2000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01     Entry into a Material Definitive Agreement.

         On July 25, 2006, Tumbleweed Communications Corp. ("Tumbleweed" or the "Company") announced the appointment of James Flatley as Tumbleweed's Executive Vice President of Worldwide Sales.

         According to the terms of the offer letter, Mr. Flatley is entitled to a base salary of $300,000 per year on an annualized basis, a one-time bonus payment of $200,000, and, beginning January 1, 2007, a quarterly performance bonus with an annual target amount of $250,000 based on performance milestones. Additionally, Mr. Flatley will be granted stock options to purchase 750,000 shares of Tumbleweed common stock subject to vesting, whereby 25% of the options vest upon completion of one year of employment at Tumbleweed and the remaining options vest monthly thereafter over a three-year period.

         The offer letter confirms his "at-will" employment and provides that if Mr. Flatley is terminated from his position as Executive Vice President of Worldwide Sales for any reason other than "cause" (as defined therein), death or disability, or if Mr. Flatley terminates his employment as Executive Vice President of Worldwide Sales following a "constructive termination" (as defined therein), then, subject to a release of claims by Mr. Flatley in a form reasonably satisfactory to Tumbleweed, he will be entitled to: (i) continuation of his then-current base salary for nine months; (ii) continued vesting of his then-outstanding stock options for nine months; and (iii) continuation of his health benefits for a period of nine months. Further, if a "change of ownership control" (as defined therein) occurs during Mr. Flatley's tenure as Executive Vice President of Worldwide Sales, and within twelve months thereafter either Mr. Flatley's employment is terminated other than for "cause," or he is subject to a "constructive termination" (as defined therein), then, subject to a release of claims by Mr. Flatley in a form reasonably satisfactory to Tumbleweed, 100% of Mr. Flatley's then-outstanding stock options will accelerate and vest immediately. Mr. Flatley is also eligible to participate in Tumbleweed's standard benefits program including medical, dental and vision insurance, life and disability insurance, and participation in a 401(k) plan.

         The foregoing is a summary description of terms of the offer letter and is qualified entirely by the text of the offer letter attached as Exhibit
10.1 hereto.

9.01     Financial Statements and Exhibits.

(c) Exhibits.

       10.1 Employment Agreement dated July 25, 2006, by and between Tumbleweed Communications Corp. and James Flatley

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TUMBLEWEED COMMUNICATIONS CORP.


                                              By:  /s/ James J. MacDonald
                                                  ----------------------------
                                              Name:  James J. MacDonald
                                              Title: Assistant Secretary


Date:  July 31, 2006